This is filed pursuant to Rule 497(c).
File Nos. 2-11023 and 811-00126

                        ALLIANCE GROWTH AND INCOME FUND, INC.
________________________________________________________________

c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
                (as amended November 1, 1999)
________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Growth and Income Fund, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B, and Class C shares, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

DESCRIPTION OF THE FUND...................................
MANAGEMENT OF THE FUND....................................
EXPENSES OF THE FUND......................................
PURCHASE OF SHARES........................................
REDEMPTION AND REPURCHASE OF SHARES.......................
SHAREHOLDER SERVICES......................................
NET ASSET VALUE...........................................
DIVIDENDS, DISTRIBUTIONS AND TAXES........................
PORTFOLIO TRANSACTIONS......................
GENERAL INFORMATION.......................................
REPORT OF INDEPENDENT ACCOUNTANTS AND
  FINANCIAL STATEMENTS....................................
APPENDIX A: CERTAIN EMPLOYEE BENEFIT PLANS................    A-1

__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

         Alliance Growth and Income Fund, Inc. (the "Fund) is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

Investment Objectives

         It is the policy of the Fund to seek to balance the objectives of reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality. Its portfolio is presently so constituted, although it may invest whenever the economic outlook is unfavorable for common stock investments in other types of securities, such as bonds, convertible bonds, preferred stocks, convertible preferred stocks, etc. The Fund cannot deviate from this objective and policy without shareholder approval.

How the Fund Pursues its Objective

         Purchases and sales of portfolio securities are made at such times and in such amounts as deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. The Fund engages primarily in holding securities for investment and not for trading purposes.

         Investment in Covered Call Options. Subject to market conditions, the Fund may try to realize income by writing covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Fund's assets are subject to call options. A covered call option is an option on a security which the Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made.

         The Fund thus forgoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Fund's management believes that such premiums will increase the Fund's income without subjecting it to substantial risks.

         The Fund will purchase call options only to close out a position in an option written by it. In order to close out a position, the Fund will make a "closing purchase transaction" if such is available. In such a transaction, the Fund will purchase a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. When a security is sold from the Fund's portfolio against which a call option has been written, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transaction cannot be made if trading in the option has been suspended.

         The premium received by the Fund upon writing a call option will increase the Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Fund may not purchase or sell puts or calls or combinations thereof.

         Foreign Securities. The Fund may invest in foreign securities but, although not a fundamental policy, will not make any such investments unless such securities are listed on a national securities exchange. The purchase of foreign securities entails certain political and economic risks, and accordingly, the Fund has restricted its investments in securities in this category to issues of high quality. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile (generally referred to as "sovereign risk"). Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas.

         There can be no assurance that the Fund will achieve its investment objectives since market risks are inherent in all securities to varying degrees, although Alliance Capital
Management L.P., the Fund's Adviser (the "Adviser"), will try to limit these risks.

         Portfolio Turnover. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not be in excess of 100% in future years. A 100% turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once in a period of one year. A portfolio turnover rate approximating 100% involves correspondingly greater brokerage commission expenses than would a lower rate, which must be borne by the Fund and its shareholders.

         Securities Ratings. The ratings of securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         Securities rated Aaa by Moody's and AAA by S&P, Duff & Phelps and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P, Duff & Phelps and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P, Duff & Phelps and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

         Securities rated Baa by Moody's and B by S&P, Duff & Phelps and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and by S&P, Duff & Phelps and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P, Duff & Phelps and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Securities rated Caa by Moody's and CCC by S&P, Duff & Phelps and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default. The issuer of securities rated by Duff & Phelps is under an order of liquidation.

Certain Fundamental Investment Policies

         The following investment policies of the Fund may not be changed without affirmative shareholder action:

         The Fund may not:

           (1) purchase the securities of any issuer (other than the United States Government) if upon such purchase more than 5% of the Fund's net assets would consist of the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer;

              (2) purchase the securities of any other investment company except in a regular transaction in the open market;

              (3) purchase the securities of any issuer the business of which has been in continuous operation for less than three years;

              (4) retain investments in the securities of any issuer if directors or officers of the Fund or certain other
"interested persons" own more than 5% of such securities;

              (5) issue any securities senior to the capital stock offered hereby; or

              (6) purchase any securities on margin, borrow money or sell securities short, except that the Fund may borrow in an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the portfolio to enable the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets). The Fund does not invest in other companies for the purpose of exercising control of management.

         The Fund may not make loans to other persons except certain call loans upon collateral security. The Fund does not intend to make such call loans.

         It is the Fund's policy not to concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry, underwrite securities issued by other persons, purchase any securities as to which it might be deemed a statutory underwriter under the Securities Act of 1933, as amended (the "Securities Act"), purchase or sell commodities or commodity contracts (except financial forward and futures contracts and options on such contracts) or engage in the business of purchasing and selling real estate.

         In addition, the Fund has undertaken with the securities administrators of certain states where the Fund's shares are sold not to invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs, that it will not maintain more than 15% of its average net assets in illiquid securities (excluding Rule 144A securities), that it will not purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate), that it will not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange (the "Exchange") or the American Stock Exchange and that it will invest only in investment grade fixed income securities.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

      The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

      Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser. As of September 30, 1999, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56% of the outstanding Units of the Adviser. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable, one of the largest life insurance companies in the United States. ECMC is a registered investment adviser and ACMC, Inc. is a holding company for Units of the Adviser. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., a broker-dealer holding company. As of September 30, 1999, AXA, a French insurance holding company, owned approximately 56% of the issued and outstanding shares of the common stock of AXA Financial.

  Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the

Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission (the "Commission")and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or other subsidiaries of Equitable and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Fund's Directors. The Fund paid to the Adviser a total of $124,000 in respect of such services during the fiscal year of the Fund ended in 1998.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .625 of 1% of the first $200 million, .50% of the excess over $200 million up to $400 million and .45 of 1% of the excess over $400 million of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended in 1998, 1997 and 1996, the Adviser received from the Fund advisory fees of $8,033,332, $5,444,322 and $3,804,160, respectively.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on October 14, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

      The Advisory Agreement will remain in effect for successive twelve-month periods (computed from each November 1) provided that such continuance is specifically approved at least annually by the Fund's Directors or by majority vote of the holders of the outstanding voting securities of the Fund and in either case by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement until October 31, 2000 was approved by the Directors of the Fund including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on July 14, 1999.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that the Adviser shall not be liable under the Advisory Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the Adviser shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence, or of reckless disregard of its obligations and duties under the Advisory Agreement.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market

Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,*  54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         RUTH BLOCK, 68, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994. His address is P.O. Box 167, Spring Lake, New Jersey 07762.
____________________
*      An "interested person" of the Fund as defined in the 1940
       Act.
                               10

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 75, has been President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 60, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 65, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

Officers

         JOHN D. CARIFA, Chairman and President, see biography above.

         KATHLEEN A. CORBET, Senior Vice President, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         PAUL RISSMAN, Senior Vice President, 42, is a Senior
Vice President of ACMC, with which he has been associated since prior to 1994.

         THOMAS J. BARDONG, Vice President, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         FRANK V. CARUSO, Vice President, 43, is a Senior Vice
President of Shields/ACMC, with which he has been associated since prior to 1994.

         EDMUND P. BERGAN, JR., Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF, Assistant Secretary, 45, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Co., Inc. since prior to 1994.

         DOMENICK PUGLIESE, Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Prior thereto, he was a Vice President and Counsel of Concord Holding Corporation since prior to 1994.

         EMILIE D. WRAPP, Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of
AFD, with which he has been associated since prior to 1994.

         VINCENT S. NOTO, Controller, 34, is a Vice President of
AFS, with which he has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                             Total Number of
                                               Total Number  Investment
                                               of Investment Portfolios
                                               Companies in  Within the
                                               the Alliance  Alliance
                                 Total         Fund Complex, Fund Complex,
                                 Compensation  Including the Including
                                 From the      Fund, as to   the Fund, as
                                 Alliance Fund which the     to which the
                   Aggregate     Complex,      Director is a Director is
                   Compensation  Including the Director or   a Director or
Name of Director   From the Fund Fund          Trustee       Trustee
________________   ____________  _____________ _____________ ___________

JOHN D. CARIFA          $-0-        $ -0-            50          114
RUTH BLOCK              $3,959      $180,763         37           77
DAVID H. DIEVLER        $3,960      $216,288         43           80
JOHN H. DOBKIN          $3,926      $185,363         41           91
WILLIAM H. FOULK, JR.   $3,956      $241,003         45          109
DR. JAMES M. HESTER     $3,963      $172,913         37           74
CLIFFORD L. MICHEL      $3,963      $187,763         38           90
DONALD J. ROBINSON      $3,887      $193,709         41          103

As of October 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of any other class of shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

    During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $2,047,708 which constituted .22%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,092,359. Of the $3,140,067 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $105,439 was spent on advertising, $49,587 on the printing and mailing of prospectuses for persons other than current shareholders, $2,005,674 for compensation to broker-dealers and other financial intermediaries (including, $233,956 to the Fund's Principal Underwriters), $337,411 for compensation to sales personnel, $641,956 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $6,297,608, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $10,551,840. Of the $16,849,448 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $187,673 was spent on advertising, $92,046 on the printing and mailing of prospectuses for persons other than current shareholders, $14,887,776 for compensation to broker-dealers and other financial intermediaries (including, $427,456 to the Fund's Principal Underwriters), $289,898 for compensation to sales personnel, $654,441 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $737,614 was spent on interest on Class B shares financing.

      During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,443,727, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $638,504. Of the $2,082,231 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $41,046 was spent on advertising, $20,075 on the printing and mailing of prospectuses for persons other than current shareholders, $1,638,683 for compensation to broker-dealers and other financial intermediaries (including, $95,169 to the Fund's Principal Underwriters), $67,502 for compensation to sales personnel, $146,280 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $168,645 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and

Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

      With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

      Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $21,617,958 (2.74% of the net assets of Class B) and $1,965,039
(1.09% of the net assets of Class C).

    The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

      In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement will continue in effect for successive twelve-month periods (computed from each November 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the continuance of the Agreement until October 31, 2000 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on July 14, 1999.

    In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         AFS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended October 31, 1998, the Fund paid AFS $1,804,891 pursuant to the Transfer Agency Agreement.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional

Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and

Class C has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans
____________________

** Advisor Class shares are sold only to investors described above in this section under "General."

to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal
Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

      During the Fund's fiscal years ended in 1998, 1997 and 1996, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $5,137,865, $3,034,249 and $1,595,004, respectively. Of that amount, the Principal Underwriter received the amounts of, respectively, $220,637,

$137,615 and $77,047, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $35,339, $995 and $0, respectively, on Class A shares, $790,434, $485,137 and $236,418, respectively, on Class B shares, and $48,382, $25,439 and $1,510, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                    Discount Or
                                                    Commission
                                        As % of     To Dealers
                            As % of     the Public  Or Agents
Amount of                   Net Amount  Offering    As % of
Purchase                    Invested    Price       Offering
Price
_________                   __________  __________  ____________

Less than $100,000             4.44%       4.25%       4.00%
$100,000 but less than
  $250,000                     3.36        3.25        3.00
$250,000 but less than
  $500,000                     2.30        2.25        2.00
$500,000 but less than
  $1,000,000***                1.78        1.75        1.50

_______________________
*** There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers and agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--
Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.

Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)   the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

              (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal

Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transactions. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value, (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing within such time period as may be designated by the

Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including
Section 401(k) plans), custodial accounts maintained pursuant to
Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
               of Dollar Amount Subject to Charge

                         Shares Purchased     Shares Purchased
Years                         before             on or after
Since Purchase          November 19, 1993     November 19, 1993

First                          5.5%                 4.0%
Second                         4.5%                 3.0%
Third                          3.5%                 2.0%
Fourth                         2.5%                 1.0%
Fifth                          1.5%                 None
Sixth                          0.5%                 None
Seventh and thereafter         None                 None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systemic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

         Class C Shares. Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

      Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares-- General", and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If

(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the Shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts) and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions - General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that days' closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or

(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc., receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the following Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by such plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent accountants, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

      The Fund intends for each taxable year to qualify to be taxed as a regulated investment company under the Code. Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon and certain other qualifying income; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities).

      In addition, in order to qualify to be taxed as a regulated investment company, the Fund must distribute to its shareholders as ordinary dividends at least 90% of its investment company taxable income earned in each year. The Fund intends to declare and distribute dividends in the amounts and at the times necessary to meet this requirement. The Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Fund, and will be taxable to these shareholders, in the year declared, and not in the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund.

         In the case of corporate shareholders, a portion of the Fund's dividends may be eligible for the dividends-received deduction. The amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction generally will be disallowed unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.

         Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

      Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

         Certain listed options are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Any option or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

         Income received by the Fund also may be subject to state, local and foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

         Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

         The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed.
Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended October 31, 1998, 1997 and 1996, the Fund incurred brokerage commissions amounting in the aggregate to $3,594,269, $2,342,114 and $1,843,545. During the
fiscal years ended October 31, 1998, 1997 and 1996, brokerage commissions amounting in the aggregate to $3,115, $11,820 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $3,500, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1998, the brokerage commissions paid to DLJ constituted .09% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted .10% of the Fund's aggregate brokerage commissions. During the fiscal year ended October 31, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, .06% were effected through DLJ and .17% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1998, transactions in portfolio securities of the Fund aggregating $3,183,598,678 with associated brokerage commissions of approximately $1,273,301 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund was organized as a corporation in Maryland in 1932 under the name "Dividend Shares, Inc." The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 3,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.01 par value.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the

Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

      At October 8, 1999 there were 1,041,051,159 shares of common stock of the Fund outstanding including 400,387,148
Class A shares, 491,358,195 Class B shares, 135,009,804 Class C shares and 14,296,012 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of October 8, 1999:

                            No. of                                   % of
                            Shares     % of      % of      % of      Advisor
Name and Address            of Class   Class A   Class B   Class C   Class

MLPF&S
For the Sole Benefit
   of Its Customers         30,631,650   7.74%
4800 Deer Lake Dr. East    119,543,191             24.53%
2nd Floor                   42,670,747                      31.92%
Jacksonville, FL             3,753,035                                26.45%
32246-6484

Bank of New York
Equity League Pension Trust
1 Wall Street
New York, NY 10005-2502      1,454,368                                10.25%

Bank of New York
AFM and EPW Fund 9
1 Wall Street
New York, NY 10005-2502      2,652,214                                18.69%

Amalg. Bank of New York
C/F TWU PVT BUS LINES
Pension Trust-Amivest
  Discretionary Investment
  Manager
P.O. Box 370 Cooper Station
New York, NY 10276-0370        952,163                                 6.71%

Trust for Profit Sharing
For Alliance Capital
  Employees
1345 Avenue of the Americas
New York, NY 10105           1,370,218                                 9.66%

Custodian

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

      Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Accountants

         PricewaterhouseCoopers LLP, New York, New York, has been appointed independent accountants for the Fund.

Performance Information

         From time to time, the Fund advertises its "yield," "actual distribution rate" and "total return." Computed separately for each class, the Fund's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund's "actual distribution rate," which may be advertised in items of sales literature, is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one-, five- and ten-year periods. The Fund's actual distribution rate is computed separately for Class A, Class B and Class C shares. The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid.

      The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

      The average annual total return based on net asset value for each class of shares for the one-, five- and ten-year periods ended April 30, 1999 (or since inception through that date, as noted) was as follows:

              Year Ended      5 Years Ended  10 Years Ended
               4/30/99           4/30/99         4/30/99

Class A         18.32%           23.91%         16.41%
Class B         17.35%           22.96%         16.48%*
Class C         17.35%           22.95%         19.55%*
Advisor Class   18.87%           28.65%*        N/A

* Inception dates: Class B shares - February 8, 1991
                   Class C shares - May 3, 1993
                   Advisor Class shares - October 2, 1996

      Advertisements quoting performance rankings of the Fund as measured by financial publications or independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical performance of the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund.

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone number shown on the front cover of this Statement of Additional Information.
This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

________________________________________________________________

   REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS
________________________________________________________________

ALLIANCE GROWTH AND INCOME FUND

SEMI-ANNUAL REPORT
APRIL 30, 1999


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)                      ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-95.5%
FINANCE-19.4%
BANKING - MONEY CENTER-1.8%
Chase Manhattan Corp.                           611,000  $    50,560,250

BANKING - REGIONAL-4.5%
Bank One Corp.                                  320,000       18,880,000
BankAmerica Corp.                             1,130,000       81,360,000
Wells Fargo Co.                                 636,000       27,467,250
                                                             ------------
                                                             127,707,250

INSURANCE-5.2%
Citigroup, Inc.                               1,357,500      102,151,875
PMI Group, Inc.                                 352,547       19,676,529
The Hartford Financial
  Services Group, Inc.                          220,000       12,966,250
Travelers Property Casualty
  Corp. C1.A                                    391,900       13,520,550
                                                             ------------
                                                             148,315,204

REAL ESTATE-2.1%
Avalonbay Communities,
  Inc.                                          299,957       10,498,495
Crescent Real Estate
Equities Co.                                    168,700        3,774,663
Equity Office Properties
  Trust                                         607,700       16,749,731
MeriStar Hospitality Corp.                      600,000       13,800,000
ProLogis Trust                                  400,000        8,400,000
Public Storage, Inc.                            205,600        5,731,100
Regency Realty Corp..                            19,200          415,200
                                                             ------------
                                                              59,369,189

MISCELLANEOUS-5.8%
Associates First Capital
  Corp. C1.A                                    230,000       10,191,875
The CIT Group, Inc. C1.A                        520,100       16,903,250
Household International,
  Inc.                                        2,200,000      110,687,500
MBNA Corp.                                      765,000       21,563,438
Newcourt Credit Group,
  Inc. (a) (Canada)                             212,600        6,005,950
                                                             ------------
                                                             165,352,013
                                                             ------------
                                                             551,303,906

CONSUMER SERVICES-15.4%
AIRLINES-1.2%
Delta Air Lines, Inc.                           558,000       35,398,125

BROADCASTING & CABLE-2.2%
Belo A.H. Corp. Series A                        988,700       21,380,638
Chancellor Media
  Corp. (a)                                     272,000       14,917,500
MediaOne Group, Inc.                            320,000       25,640,000
                                                             ------------
                                                              61,938,138

ENTERTAINMENT & LEISURE-3.6%
Carnival Corp.                                  500,000       20,625,000
CSC Holdings, Inc. 8.5%
Series I cummulative
  convertible pfd.                              445,000       51,480,937
Harley-Davidson, Inc.                           500,000       29,812,500
                                                             ------------
                                                             101,918,437

PRINTING & PUBLISHING-1.4%
Donnelley (R.R.) & Sons
  Co.                                           420,000       14,857,500
Gannett Co., Inc.                               360,000       25,492,500
                                                             ------------
                                                              40,350,000

RESTAURANTS & LODGING-0.6%
Royal Caribbean Cruises,
  Ltd. 7.25% pfd. Series A                      147,000       16,886,625


5


PORTFOLIO OF INVESTMENTS (CONTINUED)            ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
RETAIL - FOOD & DRUG-0.8%
Kroger Co. (a)                                  405,300  $    22,012,856

RETAIL - GENERAL MERCHANDISE-4.7%
Dayton Hudson Corp.                             608,000       40,926,000
Saks, Inc. (a)                                2,093,500       59,272,219
Tommy Hilfiger Corp. (a)                        489,000       34,168,875
                                                             ------------
                                                             134,367,094

MISCELLANEOUS-0.9%
Newell Rubbermaid, Inc.                         540,000       25,616,250
                                                             ------------
                                                             438,487,525

TECHNOLOGY-13.3%
COMMUNICATION EQUIPMENT-1.7%
Northern Telecom, Ltd.                          138,300        9,430,331
Tellabs, Inc. (a)                               350,000       38,292,188
                                                             ------------
                                                              47,722,519

COMPUTER HARDWARE-0.7%
Compaq Computer Corp.                           904,300       20,177,194

COMPUTER PERIPHERALS-0.5%
Seagate Technology,
  Inc. (a)                                      496,000       13,826,000

COMPUTER SERVICES-4.1%
Computer Sciences Corp.                         462,000       27,517,875
Electronic Data Systems
  Corp.                                       1,100,300       59,141,125
First Data Corp.                                750,000       31,828,125
                                                             ------------
                                                             118,487,125

COMPUTER SOFTWARE-0.5%
Oracle Corp. (a)                                510,000       13,801,875

NETWORKING SOFTWARE-0.9%
Ascend Communications,
  Inc. (a)                                      260,000       25,106,250

SEMI-CONDUCTOR COMPONENTS-2.1%
Altera Corp. (a)                                546,300       39,538,462
Atmel Corp. (a)                               1,084,100       19,717,069
                                                             ------------
                                                              59,255,531

MISCELLANEOUS-2.8%
Sanmina Corp. (a)                               646,900       42,897,556
Solectron Corp. (a)                             760,200       36,869,700
                                                             ------------
                                                              79,767,256
                                                             ------------
                                                             378,143,750

ENERGY-11.6%
DOMESTIC INTEGRATED-5.1%
Atlantic Richfield Co.                          400,000       33,575,000
Kerr-McGee Corp. (a)                            573,400       24,297,825
USX-Marathon Group                            2,830,000       88,437,500
                                                             ------------
                                                             146,310,325

DOMESTIC PRODUCERS-2.3%
Apache Corp.                                    710,200       21,794,262
Murphy Oil Corp.                                242,000       11,358,875
Shell Transport & Trading
  Co. ADR
  (United Kingdom)                              660,000       29,988,750
Union Pacific Resources
  Group, Inc.                                   209,400        2,931,600
                                                             ------------
                                                              66,073,487

OIL SERVICE-3.7%
BJ Services Co. (a)                             940,000       25,145,000
Noble Drilling Corp. (a)                      2,969,400       58,274,475
Transocean Offshore, Inc.                       730,000       21,671,875
                                                             ------------
                                                             105,091,350

MISCELLANEOUS-0.5%
AES Corp. (a)                                   253,300       12,665,000
                                                             ------------
                                                             330,140,162


6


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
CONSUMER STAPLES-9.4%
BEVERAGES-2.1%
Coca-Cola Enterprises,
  Inc.                                        1,030,000  $    35,535,000
Pepsi Bottling Group, Inc.                    1,120,000       23,590,000
                                                             ------------
                                                              59,125,000

COSMETICS-0.5%
Avon Products, Inc.                             290,000       15,750,625

FOOD-1.5%
General Mills, Inc.                             168,000       12,285,000
Heinz (H.J.) Co.                                270,000       12,605,625
Tyson Foods, Inc. C1.A                          800,000       16,550,000
                                                             ------------
                                                              41,440,625

HOUSEHOLD PRODUCTS-1.8%
Procter & Gamble Co.                            550,000       51,596,875

TOBACCO-3.5%
Philip Morris Cos., Inc.                      1,407,250       49,341,703
RJR Nabisco Holdings
  Corp.                                       1,933,900       49,797,925
                                                             ------------
                                                              99,139,628
                                                             ------------
                                                             267,052,753

UTILITIES-8.7%
ELECTRIC & GAS UTILITY-5.0%
CMS Energy Corp.                                620,000       27,280,000
Consolidated Edison, Inc.                       890,300       40,453,006
FPL Group, Inc.                                 668,000       37,658,500
GPU, Inc.                                       530,000       20,206,250
Pinnacle West Capital
  Corp.                                         415,000       16,107,188
                                                             ------------
                                                             141,704,944

TELEPHONE UTILITY-3.7%
AT&T Corp.                                    1,351,923       68,272,111
MCI WorldCom, Inc. (a)                          451,950       37,130,517
                                                             ------------
                                                             105,402,628
                                                             ------------
                                                             247,107,572

HEALTH CARE-7.4%
DRUGS-3.7%
Bristol-Myers Squibb Co.                      1,656,000      105,259,500

MEDICAL SERVICES-3.7%
PacifiCare Health Systems,
  Inc. C1.B (a)                                 336,500       26,846,391
Tenet Healthcare Corp. (a)                    3,376,100       79,760,362
                                                             ------------
                                                             106,606,753
                                                             ------------
                                                             211,866,253

MULTI INDUSTRY COMPANIES-4.0%
Honeywell, Inc.                                 255,000       24,161,250
Tyco International, Ltd.                        850,000       69,062,500
U.S. Industries, Inc.                         1,069,200       19,847,025
                                                             ------------
                                                             113,070,775

CAPITAL GOODS-4.7%
MACHINERY-0.4%
Case Corp.                                      335,000       11,599,375

MISCELLANEOUS-3.1%
Allied-Signal, Inc.                             601,000       35,308,750
United Technologies
  Corp.                                         374,100       54,197,738
                                                             ------------
                                                              89,506,488

POLLUTION CONTROL-1.2%
Republic Services, Inc.
  C1.A (a)                                    1,656,000       34,051,500
                                                             ------------
                                                             135,157,363

BASIC INDUSTRY-0.8%
CHEMICALS-0.8%
Dow Chemical Co.                                180,000       23,613,750

TRANSPORTATION-0.8%
RAILROAD-0.8%
Union Pacific Capital Trust
  6.25%, 4/01/28
  Convertible pfd. (b)                          444,000       23,698,500

Total Common & Preferred Stocks
  (cost $2,170,560,444)                                    2,719,642,309


7


PORTFOLIO OF INVESTMENTS (CONTINUED)            ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
CONVERTIBLE BOND-0.5%
Genzyme Corp.
  5.25%, 6/01/05
  (cost $11,323,508)                            $10,900  $    12,793,875

SHORT-TERM INVESTMENTS-4.5%
COMMERCIAL PAPER-3.5%
Ford Motor Credit Corp.
  4.83%, 5/03/99                                 45,000       44,987,925
Prudential Funding Corp.
  4.62%, 5/04/99                                 25,000       24,990,375
  4.80%, 5/07/99                                 30,000       29,976,000

Total Commercial Paper
  (amortized cost
  $99,954,300)                                                99,954,300

TIME DEPOSIT-1.0%
State Street Cayman Islands
  4.50%, 5/03/99
  (amortized cost
  $28,379,000)                                   28,379       28,379,000

TOTAL INVESTMENTS-100.5%
  (cost $2,310,217,252)                                    2,860,769,484
Other assets less
  liabilities-(0.5%)                                         (13,280,029)

NET ASSETS-100%                                          $ 2,847,489,455


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, this security amounted to $23,698,500 or 0.8% of net assets.

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)                      ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $2,310,217,252)    $ 2,860,769,484
  Receivable for capital stock sold                                 23,225,877
  Receivable for investment securities sold                         10,135,397
  Dividends and interest receivable                                  3,115,320
  Other assets                                                         124,084
  Total assets                                                   2,897,370,162

LIABILITIES
  Payable for investment securities purchased                       44,551,619
  Payable for capital stock redeemed                                 1,803,363
  Distribution fee payable                                           1,407,816
  Advisory fee payable                                               1,026,610
  Accrued expenses and other liabilities                             1,091,299
  Total liabilities                                                 49,880,707

NET ASSETS                                                     $ 2,847,489,455

COMPOSITION OF NET ASSETS
  Capital stock, at par                                        $     7,532,582
  Additional paid-in capital                                     2,193,103,528
  Distributions in excess of net investment income                  (2,543,491)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           98,844,604
  Net unrealized appreciation of investments and other assets      550,552,232
                                                               $ 2,847,489,455

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($1,283,361,983/337,417,186 shares of capital stock
    issued and outstanding)                                              $3.80
  Sales charge--4.25% of public offering price                             .17
  Maximum offering price                                                 $3.97

  CLASS B SHARES
  Net asset value and offering price per share
    ($1,231,084,504/327,448,953 shares of capital stock
    issued and outstanding)                                              $3.76

  CLASS C SHARES
  Net asset value and offering price per share
    ($299,123,186/79,485,518 shares of capital stock
    issued and outstanding)                                              $3.76

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($33,919,782/8,906,522 shares of capital stock
    issued and outstanding)                                              $3.81


See notes to financial statements.


9


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)     ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $33,890)                                 $  18,822,182
  Interest                                          2,498,021    $  21,320,203

EXPENSES
  Advisory fee                                      5,368,312
  Distribution fee - Class A                        1,317,250
  Distribution fee - Class B                        4,711,791
  Distribution fee - Class C                        1,096,885
  Transfer agency                                   1,890,165
  Printing                                            264,598
  Registration                                        214,612
  Custodian                                           158,671
  Audit and legal                                      66,241
  Administrative                                       63,000
  Taxes                                                47,896
  Directors' fees                                      27,500
  Miscellaneous                                        79,428
  Total expenses                                                    15,306,349
  Net investment income                                              6,013,854

REALIZED AND UNREALIZED GAIN ON INVESTMENT
TRANSACTIONS
  Net realized gain on investments and foreign
    currency transactions                                          101,917,285
  Net change in unrealized appreciation of
    investments and other assets                                   373,691,749
  Net gain on investments                                          475,609,034

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 481,622,888


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS              ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

                                            SIX MONTHS ENDED     YEAR ENDED
                                             APRIL 30, 1999      OCTOBER 31,
                                               (UNAUDITED)          1998
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                      $     6,013,854   $    10,090,007
  Net realized gain on investment and
    foreign currency transactions                101,917,285       208,599,998
  Net change in unrealized appreciation of
    investments and other assets                 373,691,749       (20,404,838)
  Net increase in net assets from
    operations                                   481,622,888       198,285,167

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (4,130,909)      (11,056,910)
    Class B                                       (1,430,740)       (3,430,012)
    Class C                                         (329,589)         (790,836)
    Advisor Class                                   (122,616)          (59,998)
  Distributions in excess of net
    investment income
    Class A                                       (2,017,041)               -0-
    Class B                                         (698,602)               -0-
    Class C                                         (160,931)               -0-
    Advisor Class                                    (59,871)               -0-
  Net realized gain on investments
    Class A                                     (101,835,187)     (104,156,500)
    Class B                                      (83,069,507)      (62,542,206)
    Class C                                      (18,905,921)      (14,674,879)
    Advisor Class                                 (2,466,651)         (419,910)

CAPITAL STOCK TRANSACTIONS
  Net increase                                   602,125,725       624,116,466
  Total increase                                 868,521,048       625,270,382

NET ASSETS
  Beginning of year                            1,978,968,407     1,353,698,025
  End of period                              $ 2,847,489,455   $ 1,978,968,407


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)                      ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent,


12


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $63,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,283,114 for the six months ended April 30, 1999.
For the six months ended April 30, 1999, the Fund's expenses were reduced by $100,262 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $171,742 from the sale of Class A shares and $22,832, $910,116 and $31,866 contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 1999.

Brokerage commissions paid on investment transactions for the six months ended April 30, 1999 amounted to $2,229,824, of which $20,400 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $31,653,880 and $2,960,794 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,075,373,652 and $648,736,889, respectively, for the six months ended April 30, 1999. There were no purchases and sales of U.S. government and government agency obligations for the six months ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $612,894,609 and gross unrealized depreciation of investments was $62,342,377 resulting in net unrealized appreciation of $550,552,232.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

1. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the six months ended April 30, 1999, the Fund did not engage in any option transactions.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                  ----------------------------  ------------------------------
                  SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                   APRIL 30, 1999   OCTOBER 31,  APRIL 30, 1999    OCTOBER 31,
                     (UNAUDITED)       1998       (UNAUDITED)        1998
                   ------------    ------------  ---------------  -------------
CLASS A
Shares sold           91,565,592    98,222,812   $ 323,758,713   $ 334,903,712
Shares issued in
  reinvestment of
  dividends and
  distributions       27,610,972    29,831,349      89,956,864      93,523,259
Shares converted
  from Class B         3,248,504     8,647,040      13,281,632      29,353,090
Shares redeemed      (72,429,884)  (75,720,075)   (256,296,744)   (257,505,502)
Net increase          49,995,184    60,981,126   $ 170,700,465   $ 200,274,559

CLASS B
Shares sold          106,111,873   121,143,305   $ 371,882,959   $ 410,581,531
Shares issued in
  reinvestment of
  dividends and
  distributions       24,471,098    19,847,882      78,892,132      61,492,874
Shares converted
  to Class A          (3,784,612)   (8,725,071)    (13,281,632)    (29,353,090)
Shares redeemed      (30,630,139)  (33,250,320)   (106,836,818)   (109,755,296)
Net increase          96,168,220    99,015,796   $ 330,656,641   $ 332,966,019


14


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  -----------------------------
                  SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                   APRIL 30, 1999   OCTOBER 31,   APRIL 30, 1999   OCTOBER 31,
                      (UNAUDITED)      1998         (UNAUDITED)        1998
                    -------------  ------------   --------------  ------------
CLASS C
Shares sold           38,434,324    33,804,199    $135,008,376    $114,565,500
Shares issued in
  reinvestment of
  dividends and
  distributions        5,654,067     4,670,589      18,228,202      14,469,664
Shares redeemed      (17,252,823)  (16,673,562)    (60,476,215)    (55,675,053)
Net increase          26,835,568    21,801,226    $ 92,760,363    $ 73,360,111

ADVISOR CLASS
Shares sold            1,762,145     7,117,703    $  6,332,751    $ 22,635,129
Shares issued in
  reinvestment of
  dividends and
distributions            804,306       143,377       2,630,497         450,418
Shares redeemed         (276,052)   (1,567,478)       (954,992)     (5,569,770)
Net increase           2,290,399     5,693,602    $  8,008,256    $ 17,515,777


NOTEF: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 1999.


15


FINANCIAL HIGHLIGHTS                            ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             APRIL 30,                   YEAR ENDED OCTOBER 31,
                                               1999      ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $3.44        $3.48        $3.00        $2.71        $2.35        $2.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02(a)       .03(a)       .04(a)       .05          .02          .06
Net realized and unrealized gain (loss)
  of investment transactions                     .71          .43          .87          .50          .52         (.08)
Net increase (decrease) in net asset
  value from operations                          .73          .46          .91          .55          .54         (.02)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)        (.04)        (.05)        (.05)        (.06)        (.06)
Distributions from net realized gains           (.35)        (.46)        (.38)        (.21)        (.12)        (.18)
Total dividends and distributions               (.37)        (.50)        (.43)        (.26)        (.18)        (.24)
Net asset value, end of period                 $3.80        $3.44        $3.48        $3.00        $2.71        $2.35

TOTAL RETURN
Total investment return based on net
  asset value (b)                              23.08%       14.70%       33.28%       21.51%       24.21%        (.67)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $1,283,362     $988,965     $787,566     $553,151     $458,158     $414,386
Ratio of expenses to average net assets          .95%(c)      .93%(d)      .92%(d)      .97%        1.05%        1.03%
Ratio of net investment income to
  average net assets                             .91%(c)      .96%        1.39%        1.73%        1.88%        2.36%
Portfolio turnover rate                           29%          89%          88%          88%         142%          68%


See footnote summary on page 19.


16


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             APRIL 30,                  YEAR ENDED OCTOBER 31,
                                                1999     ---------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $3.41        $3.45        $2.99        $2.69        $2.34        $2.60

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             -0-(a)      .01(a)       .02(a)       .03          .01          .04
Net realized and unrealized gain (loss)
  of investment transactions                     .71          .43          .85          .51          .49         (.08)
Net increase (decrease) in net asset
  value from operations                          .71          .44          .87          .54          .50         (.04)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.01)        (.02)        (.03)        (.03)        (.03)        (.04)
Distributions from net realized gains           (.35)        (.46)        (.38)        (.21)        (.12)        (.18)
Total dividends and distributions               (.36)        (.48)        (.41)        (.24)        (.15)        (.22)
Net asset value, end of period                 $3.76        $3.41        $3.45        $2.99        $2.69        $2.34

TOTAL RETURN
Total investment return based on net
  asset value (b)                              22.56%       14.07%       31.83%       21.20%       22.84%       (1.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) $1,231,085     $787,730     $456,399     $235,263     $136,758     $102,546
Ratio of expenses to average net assets         1.73%(c)     1.72%(d)     1.72%(d)     1.78%        1.86%        1.85%
Ratio of net investment income to
  average net assets                             .14%(c)      .17%         .56%         .91%        1.05%        1.56%
Portfolio turnover rate                           29%          89%          88%          88%         142%          68%


See footnote summary on page 19.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED
                                             APRIL 30,                YEAR ENDED OCTOBER 31,
                                                1999      --------------------------------------------------------------
                                            (UNAUDITED)      1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $3.41        $3.45        $2.99        $2.70        $2.34        $2.60

INCOME FROM INVESTMENT OPERATIONS
Net investment income                             -0-(a)      .01(a)       .02(a)       .03          .01          .04
Net realized and unrealized gain (loss)
  on investment transactions                     .71          .43          .85          .50          .50         (.08)
Net increase (decrease) in net asset
  value from operations                          .71          .44          .87          .53          .51         (.04)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.01)        (.02)        (.03)        (.03)        (.03)        (.04)
Distributions from net realized gains           (.35)        (.46)        (.38)        (.21)        (.12)        (.18)
Total dividends and distributions               (.36)        (.48)        (.41)        (.24)        (.15)        (.22)
Net asset value, end of period                 $3.76        $3.41        $3.45        $2.99        $2.70        $2.34

TOTAL RETURN
Total investment return based on net
  asset value (b)                              22.56%       14.07%       31.83%       20.72%       23.30%       (1.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $299,123     $179,487     $106,526      $61,356      $35,835      $19,395
Ratio of expenses to average net assets         1.71%(c)     1.72%(d)     1.71%(d)     1.76%        1.84%        1.84%
Ratio of net investment income to
  average net assets                             .16%(c)      .18%         .58%         .93%        1.04%        1.61%
Portfolio turnover rate                           29%          89%          88%          88%         142%          68%


See footnote summary on page 19.


18


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             ADVISOR CLASS
                                            ----------------------------------------------------
                                             SIX MONTHS
                                               ENDED                               OCTOBER 2,
                                            APRIL 30,     YEAR ENDED OCTOBER 31,   1996(E) TO
                                                1999      -----------------------  OCTOBER 31,
                                            (UNAUDITED)     1998         1997         1996
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period           $3.44        $3.48        $3.00        $2.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .02(a)       .04(a)       .05(a)        -0-
Net realized and unrealized gain
  on investment transactions                     .72          .43          .87          .03
Net increase in net asset
  value from operations                          .74          .47          .92          .03

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)        (.05)        (.06)          -0-
Distributions from net realized gains           (.35)        (.46)        (.38)          -0-
Total dividends and distributions               (.37)        (.51)        (.44)          -0-
Net asset value, end of period                 $3.81        $3.44        $3.48        $3.00

TOTAL RETURN
Total investment return based on net
  asset value (b)                              23.50%       14.96%       33.61%        1.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $33,920      $22,786       $3,207          $87
Ratio of expenses to average net assets          .71%(c)      .76%(d)      .71%(d)      .37%(c)
Ratio of net investment income to
  average net assets                            1.16%(c)     1.14%        1.42%        3.40%(c)
Portfolio turnover rate                           29%          89%          88%          88%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the periods shown below the net expense ratios were as follows:

                              YEAR ENDED OCTOBER 31,
                              ----------------------
                              1998              1997
                              -----            -----
  Class A                      .92%           .91%
  Class B                     1.71%          1.71%
  Class C                     1.71%          1.70%
  Advisor Class                .75%           .70%


(e)  Commencement of distribution.


19

ALLIANCE GROWTH AND INCOME FUND

ANNUAL REPORT
OCTOBER 31, 1998



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-91.8%
FINANCE-17.7%
BANKING - MONEY CENTER-3.8%
Chase Manhattan Corp.                         1,311,000    $  74,481,188

BANKING-4.1%
Bank One Corp.                                  320,000       15,640,000
BankAmerica Corp.                             1,130,000       64,904,375
                                                             ------------
                                                              80,544,375

BROKERAGE & MONEY MANAGEMENT-0.5%
Merrill Lynch & Co., Inc.                       180,000       10,665,000

INSURANCE-3.8%
Citigroup, Inc.                               1,357,500       63,887,344
Travelers Property Casualty Corp. Cl.A          391,900       12,026,431
                                                             ------------
                                                              75,913,775

REAL ESTATE-1.5%
AvalonBay Communities, Inc.                     149,957        4,817,368
Crescent Real Estate Equities Co.               168,700        4,228,044
Equity Office Properties Trust                  207,700        4,984,800
MeriStar Hospitality Corp.                      500,000        9,250,000
Pacific Retail Trust Co. (a)                     40,000          441,600
Public Storage, Inc.                            205,600        5,486,950
                                                             ------------
                                                              29,208,762

MISCELLANEOUS-4.0%
Associates First Capital Corp. Cl.A             235,000       16,567,500
Household International, Inc.                   774,000       28,299,375
MBNA Corp.                                      765,000       17,451,563
PMI Group, Inc.                                 352,547       17,781,589
                                                             ------------
                                                              80,100,027
                                                             ------------
                                                             350,913,127

CONSUMER STAPLES-15.4%
BEVERAGES-0.6%
Coca-Cola Enterprises, Inc.                     340,000       12,261,250

COSMETICS-3.0%
Avon Products, Inc.                             960,000       38,100,000
Gillette Co.                                    480,000       21,570,000
                                                             ------------
                                                              59,670,000

FOOD-5.8%
Campbell Soup Co.                             1,372,500       73,171,406
Coca-Cola Co.                                   325,000       21,978,125
Tyson Foods, Inc. Cl.A                          800,000       18,400,000
                                                             ------------
                                                             113,549,531

HOUSEHOLD PRODUCTS-1.2%
Colgate-Palmolive Co.                           265,000       23,419,375

TOBACCO-4.8%
Philip Morris Cos., Inc.                      1,027,250       52,518,156
RJR Nabisco Holdings Corp.                    1,493,900       42,669,519
                                                             ------------
                                                              95,187,675
                                                             ------------
                                                             304,087,831

CONSUMER SERVICES-12.5%
AIRLINES-1.5%
Delta Air Lines, Inc.                           279,000       29,451,938

APPAREL-1.0%
Nautica Enterprises, Inc. (b)                   500,000       10,375,000
Tommy Hilfiger Corp. (b)                        205,000        9,519,688
                                                             ------------
                                                              19,894,688


6


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
BROADCASTING & CABLE-1.3%
A.H. Belo Corp. Series A                        988,700    $  17,981,981
AirTouch Communications, Inc.(b)                153,700        8,607,200
                                                             ------------
                                                              26,589,181

ENTERTAINMENT & LEISURE-4.5%
CSC Holdings, Inc. 8.5% Series I cumulative
  convertible pfd.                              595,000       43,583,750
Harley-Davidson, Inc.                           500,000       19,375,000
Mirage Resorts, Inc. (b)                        320,000        5,420,000
Royal Caribbean Cruises Ltd.7.25% pfd.          227,000       20,075,312
                                                             ------------
                                                              88,454,062

PRINTING & PUBLISHING-0.9%
Donnelley (R.R.) & Sons Co.                     420,000       18,112,500

RETAIL - GENERAL MERCHANDISE-2.4%
Dayton Hudson Corp.                             924,000       39,154,500
Federated Department Stores, Inc. (b)           234,037        8,995,797
                                                             ------------
                                                              48,150,297

MISCELLANEOUS-0.9%
MediaOne Group, Inc.                            320,000       17,240,000
                                                             ------------
                                                             247,892,666

TECHNOLOGY-10.1%
COMMUNICATION EQUIPMENT-0.9%
Northern Telecom, Ltd.                          138,300        5,920,969
PairGain Technologies, Inc. (b)                 259,300        2,131,122
Tellabs, Inc. (b)                               175,000        9,619,531
                                                             ------------
                                                              17,671,622

COMPUTER HARDWARE-1.0%
Compaq Computer Corp.                           616,000       19,481,000

COMPUTER SERVICES-0.9%
Electronic Data Systems Corp.                   440,300       17,914,706

COMPUTER SOFTWARE-1.0%
Oracle Corp. (a)                                690,000       20,398,125

NETWORKING SOFTWARE-1.5%
Ascend Communications, Inc. (b)                 440,000       21,216,250
Fore Systems, Inc. (b)                          570,000        8,924,063
                                                             ------------
                                                              30,140,313

SEMI-CONDUCTOR COMPONENTS-2.2%
Altera Corp. (b)                                740,200       30,787,694
Atmel Corp. (b)                               1,084,100       12,636,540
                                                             ------------
                                                              43,424,234

MISCELLANEOUS-2.6%
Sanmina Corp. (b)                               317,900       13,073,637
Solectron Corp. (b)                             663,000       37,956,750
                                                             ------------
                                                              51,030,387
                                                             ------------
                                                             200,060,387

UTILITIES-8.6%
ELECTRIC & GAS UTILITY-4.8%
CMS Energy Corp.                                455,000       20,048,438
Consolidated Edison, Inc.                       655,300       32,846,912
FPL Group, Inc.                                 678,000       42,417,375
                                                             ------------
                                                              95,312,725


7


PORTFOLIO OF INVESTMENTS (CONTINUED)            ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
TELEPHONE UTILITY-3.8%
AT&T Corp.                                      566,682    $  35,275,954
MCI WorldCom, Inc. (b)                          726,950       40,186,705
                                                             ------------
                                                              75,462,659
                                                             ------------
                                                             170,775,384

HEALTH CARE-8.3%
BIOTECHNOLOGY-0.6%
Centocor, Inc. (b)                              251,100       11,166,103

DRUGS-4.6%
Bristol-Myers Squibb Co.                        828,000       91,545,750

MEDICAL SERVICES-3.1%
PacifiCare Health Systems, Inc. Cl.B (b)        336,500       26,478,344
Tenet Healthcare Corp. (b)                    1,216,100       33,974,794
                                                             ------------
                                                              60,453,138
                                                             ------------
                                                             163,164,991

ENERGY-7.2%
DOMESTIC INTEGRATED-3.0%
USX-Marathon Group                            1,840,000       60,145,000

DOMESTIC PRODUCERS-1.6%
Apache Corp.                                    633,000       17,921,812
Murphy Oil Corp.                                242,000        9,997,625
Union Pacific Resources Group, Inc.             209,400        2,722,200
                                                             ------------
                                                              30,641,637

OIL SERVICE-2.1%
BJ Services Co. (b)                             193,000        3,944,438
Noble Drilling Corp. (b)                      1,435,000       24,664,062
Transocean Offshore, Inc.                       330,000       12,189,375
                                                             ------------
                                                              40,797,875

MISCELLANEOUS-0.5%
AES Corp. (b)                                   253,300      $10,369,469
                                                             ------------
                                                             141,953,981

CAPITAL GOODS-4.4%
MACHINERY-0.6%
Case Corp.                                      560,000       12,320,000

MISCELLANEOUS-3.8%
Allied-Signal, Inc.                             601,000       23,401,437
United Technologies Corp.                       542,100       51,635,025
                                                             ------------
                                                              75,036,462
                                                             ------------
                                                              87,356,462

MULTI INDUSTRY COMPANIES-4.0%
Honeywell, Inc.                                 255,000       20,368,125
Tyco International, Ltd.                        680,000       42,117,500
U.S. Industries, Inc.                         1,069,200       17,441,325
                                                             ------------
                                                              79,926,950

AEROSPACE & DEFENSE-1.5%
AEROSPACE-1.5%
General Dynamics Corp.                          499,000       29,534,563

TRANSPORTATION-1.2%
RAILROADS-1.2%
Canadian Pacific, Ltd. (b)                      165,000        3,733,125
Union Pacific Capital Trust
  6.25%, 4/01/28 convertible pfd. (d)           444,000       20,424,000
                                                             ------------
                                                              24,157,125

BASIC INDUSTRY-0.9%
CHEMICALS-0.9%
Dow Chemical Co.                                180,000       16,852,500
Total Common & Preferred Stocks
  (cost $1,642,006,153)                                    1,816,675,967


8


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________


                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)           VALUE
-------------------------------------------------------------------------
CONVERTIBLE BOND-0.7%
Genzyme Corp.5.25%, 6/01/05
  (cost $11,323,508)                           $ 10,900     $ 13,529,625

COMMERCIAL PAPER-6.4%
American Express Co.
  5.07%, 11/09/98                                11,000       10,987,607
  5.12%, 11/02/98                                15,000       14,997,866
  5.13%, 11/05/98                                14,000       13,992,020
Ford Motor Credit Corp.
  4.98%, 11/03/98                                10,000        9,997,233
  5.08%, 11/06/98                                10,000        9,992,944
  5.20%, 11/16/98                                 6,500        6,485,917
Merrill Lynch & Co., Inc.
  5.11%, 11/04/98                                10,000        9,995,742
Prudential Funding Corp.
  5.06%, 11/10/98                               $20,000       19,974,700
  5.08%, 11/12/98                                25,000       24,961,195
  5.13%, 11/13/98                                 6,100        6,089,569
Total Commercial Paper
  (amortized cost $127,474,793)                              127,474,793

TOTAL INVESTMENTS-98.9%
  (cost $1,780,804,454)                                   $1,957,680,385
Other assets less liabilities-1.1%                            21,288,022

NET ASSETS-100%                                           $1,978,968,407



(a)  Illiquid security, valued at fair market value (see Note A).

(b)  Non-income producing security.

(c)  Country of origin--Canada.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, this security amounted to $20,424,000 or 1.0% of net assets.

     Glossary:
     pfd. - Preferred Stock

     See notes to financial statements.


9


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,780,804,454)    $ 1,957,680,385
  Cash                                                                 165,926
  Receivable for investment securities sold                         23,129,080
  Receivable for capital stock sold                                  7,743,175
  Dividends and interest receivable                                  2,848,934
  Total assets                                                   1,991,567,500

LIABILITIES
  Payable for investment securities purchased                        6,368,868
  Payable for capital stock redeemed                                 3,683,336
  Distribution fee payable                                             923,475
  Advisory fee payable                                                 724,349
  Accrued expenses and other liabilities                               899,065
  Total liabilities                                                 12,599,093

NET ASSETS                                                      $1,978,968,407
COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $5,779,688
  Additional paid-in capital                                     1,592,730,697
  Accumulated net investment income                                    392,954
  Accumulated net realized gains on investment transactions        203,204,585
  Net unrealized appreciation of investments and other assets      176,860,483
                                                               $ 1,978,968,407

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($988,965,430 / 287,422,002 shares of capital stock
    issued and outstanding)                                              $3.44
  Sales charge--4.25% of public offering price                             .15
  Maximum offering price                                                 $3.59

  CLASS B SHARES
  Net asset value and offering price per share
    ($787,729,967 / 231,280,733 shares of capital stock
    issued and outstanding)                                              $3.41

  CLASS C SHARES
  Net asset value and offering price per share
    ($179,486,655 / 52,649,950 shares of capital stock
    issued and outstanding)                                              $3.41

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($22,786,355 / 6,616,123 shares of capital stock
    issued and outstanding)                                              $3.44


See notes to financial statements.


10


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998                     ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $40,011)                          $ 27,999,542
  Interest                                           3,758,980   $  31,758,522

EXPENSES
  Advisory fee                                       8,033,332
  Distribution fee - Class A                         2,047,708
  Distribution fee - Class B                         6,297,608
  Distribution fee - Class C                         1,443,727
  Transfer agency                                    2,661,058
  Registration                                         354,385
  Printing                                             342,092
  Custodian                                            251,237
  Administrative                                       124,000
  Audit and legal                                      114,974
  Taxes                                                112,275
  Directors' fees                                       29,000
  Miscellaneous                                         47,547
  Total expenses                                    21,858,943
  Less: expense offset arrangement (see Note B)       (190,428)
  Net expenses                                                      21,668,515
  Net investment income                                             10,090,007

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                     208,599,998
  Net change in unrealized appreciation of
    investments and other assets                                   (20,404,838)
  Net gain on investments                                          188,195,160

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $ 198,285,167


See notes to financial statements.


11


STATEMENT OF CHANGES IN NET ASSETS              ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

                                               YEAR ENDED           YEAR ENDED
                                               OCTOBER 31,          OCTOBER 31,
                                                  1998                 1997
                                              ------------         ------------
INCREASE (DECREASE)IN NET ASSETS
FROM OPERATIONS
  Net investment income                    $   10,090,007       $   11,804,363
  Net realized gain on
    investment transactions                   208,599,998          187,140,969
  Net change in unrealized appreciation
    of investments and other assets           (20,404,838)          91,558,026
  Net increase in net assets
    from operations                           198,285,167          290,503,358

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                   (11,056,910)         (10,304,349)
    Class B                                    (3,430,012)          (3,192,222)
    Class C                                      (790,836)            (778,427)
    Advisor Class                                 (59,998)             (26,635)
  Net realized gain on investments
    Class A                                  (104,156,500)         (69,814,848)
    Class B                                   (62,542,206)         (30,538,252)
    Class C                                   (14,674,879)          (7,901,806)
    Advisor Class                                (419,910)             (45,499)

CAPITAL STOCK TRANSACTIONS
  Net increase                                624,116,466          335,939,551
  Total increase                              625,270,382          503,840,871

NET ASSETS
  Beginning of year                         1,353,698,025          849,857,154
  End of year                              $1,978,968,407       $1,353,698,025


See notes to financial statements.


12


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a distribution reclass, resulted in a net increase in accumulated net investment income and additional paid in capital and a corresponding decrease in accumulated realized gains on investment transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% in excess of $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $124,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,804,891 for the year ended October 31, 1998.

In addition, for the year ended October 31, 1998, the Fund's expenses were reduced by $190,428 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations excluse these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $220,637 from the sale of Class A shares and $35,339, $790,434 and $48,382 contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 1998.

Brokerage commissions paid on investment transactions for the year ended October 31, 1998 amounted to $3,594,269, of which $3,115 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $21,617,958 and $1,965,039 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,721,995,805 and $1,390,597,540, respectively, for the year ended October 31, 1998. There were purchases of $35,103,398 and sales of $35,901,935 of U.S. government and government agency obligations for the year ended October 31, 1998.

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized


14


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

appreciation of investments was $262,985,752 and gross unrealized depreciation of investments was $86,109,821 resulting in net unrealized appreciation of $176,875,931. During the year ended October 31, 1998, the Fund utilized $1,445,718 of capital loss carryforward.

1. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended October 31, 1998, the Fund did not engage in any option transactions.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           98,222,812    43,288,597   $ 334,903,712   $ 142,221,081
Shares issued in
  reinvestment of
  dividends and
  distributions       29,831,349    20,847,869      93,523,259      60,706,640
Shares converted
  from Class B         8,647,040     6,451,809      29,353,090      21,180,500
Shares redeemed      (75,720,075)  (28,296,289)   (257,505,502)    (90,979,316)
Net increase          60,981,126    42,291,986   $ 200,274,559   $ 133,128,905


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)       ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                        1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold          121,143,305    66,784,549   $ 410,581,531   $ 213,984,586
Shares issued in
  reinvestment of
  dividends and
  distributions       19,847,882     9,723,395      61,492,874      28,200,000
Shares converted
  to Class A          (8,725,071)   (6,490,215)    (29,353,090)    (21,180,500)
Shares redeemed      (33,250,320)  (16,514,449)   (109,755,296)    (53,237,363)
Net increase          99,015,796    53,503,280   $ 332,966,019   $ 167,766,723

CLASS C
Shares sold           33,804,199    14,640,703   $ 114,565,500   $  46,769,033
Shares issued in
  reinvestment of
  dividends and
  distributions        4,670,589     2,362,593      14,469,664       6,851,659
Shares redeemed      (16,673,562)   (6,677,129)    (55,675,053)    (21,392,727)
Net increase          21,801,226    10,326,167   $  73,360,111   $  32,227,965

ADVISOR CLASS
Shares sold            7,117,703     2,631,151   $  22,635,129      $9,238,958
Shares issued in
  reinvestment of
  dividends and
  distributions          143,377        22,536         450,418          67,922
Shares redeemed       (1,567,478)   (1,760,224)     (5,569,770)     (6,490,922)
Net increase           5,693,602       893,463   $  17,515,777   $   2,815,958


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1998.


16


FINANCIAL HIGHLIGHTS                            ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $3.48        $3.00        $2.71        $2.35        $2.61

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .03(a)       .04(a)       .05          .02          .06
Net realized and unrealized gain (loss)
  of investment transactions                     .43          .87          .50          .52         (.08)
Net increase (decrease) in net asset
  value from operations                          .46          .91          .55          .54         (.02)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.04)        (.05)        (.05)        (.06)        (.06)
Distributions from net realized gains           (.46)        (.38)        (.21)        (.12)        (.18)
Total dividends and distributions               (.50)        (.43)        (.26)        (.18)        (.24)
Net asset value, end of year                   $3.44        $3.48        $3.00        $2.71        $2.35

TOTAL RETURN
Total investment return based on net
  asset value (b)                              14.70%       33.28%       21.51%       24.21%        (.67)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $988,965     $787,566     $553,151     $458,158     $414,386
Ratio of expenses to average net assets          .93%(c)      .92%(c)      .97%        1.05%        1.03%
Ratio of net investment income to average
  net assets                                     .96%        1.39%        1.73%        1.88%        2.36%
Portfolio turnover rate                           89%          88%          88%         142%          68%


See footnote summary on page 20.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $3.45        $2.99        $2.69        $2.34        $2.60

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .01(a)       .02(a)       .03          .01          .04
Net realized and unrealized gain (loss)
  of investment transactions                     .43          .85          .51          .49         (.08)
Net increase (decrease) in net asset
  value from operations                          .44          .87          .54          .50         (.04)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)        (.03)        (.03)        (.03)        (.04)
Distributions from net realized gains           (.46)        (.38)        (.21)        (.12)        (.18)
Total dividends and distributions               (.48)        (.41)        (.24)        (.15)        (.22)
Net asset value, end of year                   $3.41        $3.45        $2.99        $2.69        $2.34

TOTAL RETURN
Total investment return based on net
  asset value (b)                              14.07%       31.83%       21.20%       22.84%       (1.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $787,730     $456,399     $235,263     $136,758     $102,546
Ratio of expenses to average net assets         1.72%(c)     1.72%(c)     1.78%        1.86%        1.85%
Ratio of net investment income to average
  net assets                                     .17%         .56%         .91%        1.05%        1.56%
Portfolio turnover rate                           89%          88%          88%         142%          68%


See footnote summary on page 20.


18


                                                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $3.45        $2.99        $2.70        $2.34        $2.60

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .01(a)       .02(a)       .03          .01          .04
Net realized and unrealized gain (loss)
  on investment transactions                     .43          .85          .50          .50         (.08)
Net increase (decrease) in net
  asset value from operations                    .44          .87          .53          .51         (.04)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)        (.03)        (.03)        (.03)        (.04)
Distributions from net realized gains           (.46)        (.38)        (.21)        (.12)        (.18)
Total dividends and distributions               (.48)        (.41)        (.24)        (.15)        (.22)
Net asset value, end of period                 $3.41        $3.45        $2.99        $2.70        $2.34

TOTAL RETURN
Total investment return based on net
  asset value (b)                              14.07%       31.83%       20.72%       23.30%       (1.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $179,487     $106,526      $61,356      $35,835      $19,395
Ratio of expenses to average net assets         1.72%(c)     1.71%(c)     1.76%        1.84%        1.84%
Ratio of net investment income to average
  net assets                                     .18%         .58%         .93%        1.04%        1.61%
Portfolio turnover rate                           89%          88%          88%         142%          68%


See footnote summary on page 20.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                      ADVISOR CLASS
                                          ------------------------------------
                                                                   OCTOBER 2,
                                          YEAR ENDED OCTOBER 31,   1996(D) TO
                                         -----------------------   OCTOBER 31,
                                             1998         1997        1996
                                         ----------  -----------   ----------
Net asset value, beginning of period         $3.48        $3.00        $2.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .04(a)       .05(a)        -0-
Net realized and unrealized gain
  on investment transactions                   .43          .87          .03
Net increase in net asset value from
operations                                     .47          .92          .03

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.05)        (.06)          -0-
Distributions from net realized gains         (.46)        (.38)          -0-
Total dividends and distributions             (.51)        (.44)          -0-
Net asset value, end of period               $3.44        $3.48        $3.00

TOTAL RETURN
Total investment return based on net
  asset value (b)                            14.96%       33.61%        1.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $22,786       $3,207          $87
Ratio of expenses to average net assets       .76%(c)      .71%(c)      .37%(e)
Ratio of net investment income to average
  net assets                                 1.14%        1.42%        3.40%(e)
Portfolio turnover rate                        89%          88%          88%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended October 31, 1998 and October 31, 1997, the ratio of expenses to average net assets was .92%, 1.71%, 1.71% and .75% and
 .91%, 1.71%, 1.70% and .70% for Class A, B, C and Advisor Class shares, respectively.

(d)  Commencement of distribution.

(e)  Annualized.


20


REPORT OF INDEPENDENT ACCOUNTANTS               ALLIANCE GROWTH AND INCOME FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE GROWTH AND INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth and Income Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
December 15, 1998


TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $72,555,170 and $44,313,889 of the capital gain distributions paid by the fund during the fiscal year October 31, 1998 are subject to the maximum tax rates of 28% and 20% respectively. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


21

________________________________________________________________

                           APPENDIX A:

                 CERTAIN EMPLOYEE BENEFIT PLANS
________________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

         (a) the plan is one which is not already investing in shares of mutual funds or interests in other commingled investment vehicles of which Merrill Lynch Asset Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of (x) the employees eligible to participate in the plan and
              (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of
              (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an "Active Plan"); or

         (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

              For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."














                               A-2
00250050.aw9